Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
April 30, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT3-0623
1.9867677.107
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.1%
Entertainment - 0.8%
Activision Blizzard, Inc.	1,202,239	93,425,993
Interactive Media & Services - 11.3%
Alphabet, Inc. Class A (a)	6,712,773	720,549,054
Meta Platforms, Inc. Class A (a)	2,482,454	596,583,345
		1,317,132,399
TOTAL COMMUNICATION SERVICES		1,410,558,392
CONSUMER DISCRETIONARY - 3.2%
Hotels, Restaurants & Leisure - 1.1%
Booking Holdings, Inc. (a)	46,981	126,205,530
Household Durables - 0.3%
NVR, Inc. (a)	6,041	35,279,440
Specialty Retail - 1.8%
AutoZone, Inc. (a)	38,167	101,650,553
O'Reilly Automotive, Inc. (a)	125,827	115,422,365
		217,072,918
TOTAL CONSUMER DISCRETIONARY		378,557,888
CONSUMER STAPLES - 11.0%
Beverages - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	367,684	23,932,552
The Coca-Cola Co.	6,532,529	419,061,735
		442,994,287
Food Products - 0.7%
The Hershey Co.	295,524	80,695,783
Household Products - 5.0%
Colgate-Palmolive Co.	1,679,441	134,019,392
Procter & Gamble Co.	2,926,615	457,664,054
		591,683,446
Tobacco - 1.5%
Altria Group, Inc.	3,603,687	171,211,169
TOTAL CONSUMER STAPLES		1,286,584,685
ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
DT Midstream, Inc.	194,546	9,585,281
EOG Resources, Inc.	1,181,117	141,108,048
Texas Pacific Land Corp. (b)	12,393	18,312,516
		169,005,845
FINANCIALS - 10.9%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	213,982	65,290,188
Evercore, Inc. Class A (b)	71,847	8,195,587
FactSet Research Systems, Inc.	76,607	31,538,336
Lazard Ltd. Class A	226,749	7,097,244
LPL Financial	160,059	33,426,722
SEI Investments Co.	206,044	12,138,052
		157,686,129
Financial Services - 7.6%
MasterCard, Inc. Class A	1,153,245	438,267,697
Visa, Inc. Class A	1,945,768	452,838,587
		891,106,284
Insurance - 1.9%
Marsh & McLennan Companies, Inc.	997,373	179,716,641
Principal Financial Group, Inc.	457,566	34,175,605
RLI Corp. (b)	81,209	11,292,111
		225,184,357
TOTAL FINANCIALS		1,273,976,770
HEALTH CARE - 22.6%
Biotechnology - 8.5%
AbbVie, Inc.	2,602,543	393,296,298
Amgen, Inc.	1,063,005	254,844,819
Regeneron Pharmaceuticals, Inc. (a)	215,324	172,644,630
Vertex Pharmaceuticals, Inc. (a)	516,152	175,868,471
		996,654,218
Health Care Equipment & Supplies - 2.7%
Edwards Lifesciences Corp. (a)	1,243,192	109,376,032
IDEXX Laboratories, Inc. (a)	166,528	81,958,420
Medtronic PLC	1,331,354	121,086,646
		312,421,098
Health Care Technology - 0.5%
Doximity, Inc. (a)(b)	228,277	8,389,180
Veeva Systems, Inc. Class A (a)(b)	282,548	50,598,696
		58,987,876
Life Sciences Tools & Services - 3.6%
Bio-Techne Corp.	315,634	25,212,844
Danaher Corp.	1,317,404	312,106,182
Medpace Holdings, Inc. (a)	50,654	10,137,892
Mettler-Toledo International, Inc. (a)	44,828	66,860,962
		414,317,880
Pharmaceuticals - 7.3%
Merck & Co., Inc.	3,250,680	375,356,020
Pfizer, Inc.	8,154,786	317,139,628
Zoetis, Inc. Class A	937,173	164,736,270
		857,231,918
TOTAL HEALTH CARE		2,639,612,990
INDUSTRIALS - 8.5%
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	319,989	36,427,548
Building Products - 0.1%
Trex Co., Inc. (a)(b)	220,660	12,061,276
Ground Transportation - 0.6%
Landstar System, Inc.	72,238	12,716,055
Old Dominion Freight Lines, Inc.	182,168	58,364,806
		71,080,861
Industrial Conglomerates - 1.0%
3M Co.	1,111,451	118,058,325
Machinery - 2.0%
Illinois Tool Works, Inc.	562,095	135,993,264
Otis Worldwide Corp. (b)	837,668	71,453,080
Snap-On, Inc.	106,884	27,726,778
		235,173,122
Professional Services - 3.4%
Automatic Data Processing, Inc.	834,133	183,509,260
CoStar Group, Inc. (a)	817,769	62,927,325
Paychex, Inc.	644,973	70,856,734
Robert Half International, Inc.	218,169	15,926,337
Verisk Analytics, Inc.	314,464	61,040,607
		394,260,263
Trading Companies & Distributors - 1.1%
Fastenal Co.	1,151,701	62,007,582
W.W. Grainger, Inc.	90,427	62,898,308
		124,905,890
TOTAL INDUSTRIALS		991,967,285
INFORMATION TECHNOLOGY - 27.8%
Electronic Equipment, Instruments & Components - 0.1%
Cognex Corp.	347,726	16,583,053
IT Services - 0.3%
VeriSign, Inc. (a)	185,463	41,135,693
Semiconductors & Semiconductor Equipment - 3.7%
Broadcom, Inc.	20,136	12,615,204
KLA Corp.	284,965	110,150,371
Texas Instruments, Inc.	1,824,938	305,129,634
		427,895,209
Software - 14.3%
Adobe, Inc. (a)	934,817	352,949,507
Cadence Design Systems, Inc. (a)	254,274	53,257,689
Check Point Software Technologies Ltd. (a)	204,262	26,014,808
Dolby Laboratories, Inc. Class A (b)	123,845	10,364,588
Fair Isaac Corp. (a)	50,221	36,558,377
Fortinet, Inc. (a)	1,303,849	82,207,679
Manhattan Associates, Inc. (a)	125,467	20,787,373
Microsoft Corp.	3,406,801	1,046,773,675
Paycom Software, Inc. (a)	97,739	28,380,473
Qualys, Inc. (a)	69,511	7,850,572
		1,665,144,741
Technology Hardware, Storage & Peripherals - 9.4%
Apple, Inc.	6,469,408	1,097,729,149
TOTAL INFORMATION TECHNOLOGY		3,248,487,845
MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	394,495	28,237,952
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Apartment Income (REIT) Corp.	301,474	11,148,509
Iron Mountain, Inc.	584,565	32,291,371
Public Storage	317,854	93,712,895
Simon Property Group, Inc.	657,420	74,498,834
		211,651,609
TOTAL COMMON STOCKS (Cost $8,763,535,798)		11,638,641,261

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.65% 6/29/23 (d) (Cost $1,985,045)	2,000,000	1,983,894

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (e)	11,873,212	11,875,587
Fidelity Securities Lending Cash Central Fund 4.88% (e)(f)	30,371,545	30,374,582
TOTAL MONEY MARKET FUNDS (Cost $42,250,169)		42,250,169

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $8,807,771,012)	11,682,875,324
NET OTHER ASSETS (LIABILITIES) - 0.0%	(269,268)
NET ASSETS - 100.0%	11,682,606,056

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	213	Jun 2023	44,607,525	1,345,172	1,345,172

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,289,531.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	10,085,438	2,193,084,931	2,191,294,782	849,777	-	-	11,875,587	0.0%
Fidelity Securities Lending Cash Central Fund 4.88%	186,604,050	1,573,960,833	1,730,190,301	160,072	-	-	30,374,582	0.1%
Total	196,689,488	3,767,045,764	3,921,485,083	1,009,849	-	-	42,250,169

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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